Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 53,556,960.58
Previously Paid Amount	0
Total Fee Amount	7,396.22
Total Offset Amount	6,124.48
Net Fee	$ 1,271.74